UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

Citibank (South Dakota), National Association
on behalf of
Citibank Credit Card Master Trust I
(Issuing Entity in respect of the Collateral Certificate)
and
Citibank Credit Card Issuance Trust
(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in charter)

United States of America	46-0358360
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

333-131355 (Commission File Number)

701 East 60th Street, North
Sioux Falls, South Dakota (Address of principal executive offices)	57117 (Zip Code)

Registrant's telephone number, including area code: (605) 331-2626
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 3, 2006, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled 5.45% Class 2006-A4 Notes of May 2011 (Legal Maturity Date May 2013) in the principal amount of $1,000,000,000. The terms of the Class 2006-A4 Notes are set forth in the Terms Document dated May 3, 2006 and attached hereto as Exhibit 4. On May 3, 2006, Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the Class 2006-A4 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2006-A4 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between the issuance trust and Deutsche Bank Trust Company Americas, as trustee.

Item 9.01       Financial Statements and Exhibits.

             (a)     Not applicable.

             (b)    Not applicable.

               (c)    Exhibits.

The following exhibits are filed herewith:

Exhibit 4    Terms Document dated May 3, 2006 with respect to the Class 2006-A4 Notes

Exhibit 5.1  Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the Class 2006-A4 Notes

Exhibit 8.1  Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2006-A4 Notes

Exhibit 23.1  Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2  Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION,
as Depositor and Servicer of Citibank Credit Card Master Trust I and as Depositor and Managing Beneficiary of Citibank Credit Card Issuance Trust (Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison Vice President

Dated: May 3, 2006

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EXHIBIT INDEX

Exhibit No.  Description

        4                       Terms Document dated May 3, 2006 with respect to the Class 2006-A4 Notes

5.1                       Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the Class 2006-A4 Notes

8.1                       Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2006-A4 Notes

23.1                     Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2                     Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

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Exhibit 4

CITIBANK CREDIT CARD ISSUANCE TRUST

Citiseries
Class 2006-A4 Notes

Issuer Certificate
Pursuant to Sections 202 and 301(h) of the Indenture

Reference is made to the Indenture, dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between Citibank Credit Card Issuance Trust (the "Issuer") and Deutsche Bank Trust Company Americas, as trustee (the "Indenture"). Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Indenture. All references herein to designated Sections are to the designated Sections of the Indenture.

Section 301(h) provides that the Issuer may from time to time create a tranche of Notes either by or pursuant to an Issuer Certificate setting forth the principal terms thereof. Pursuant to this Issuer Certificate, there is hereby created a tranche of Notes having the following terms:

Series Designation:  Citiseries. This series is included in Group 1.

Tranche Designation:  $1,000,000,000 5.45% Class 2006-A4 Notes of May 2011 (Legal Maturity Date May 2013) (hereinafter, the "Class 2006-A4 Notes")

Currency:  The Class 2006-A4 Notes will be payable, and denominated, in Dollars.

Denominations:  The Class 2006-A4 Notes will be issuable in minimum denominations of $100,000 and multiples of $1,000 in excess of that amount.

Issuance Date:  May 3, 2006

Initial Principal Amount:  $1,000,000,000

Issue Price:  99.894%

Interest Rate:  5.45% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

Scheduled Interest Payment Dates:  The 10th day of each May and November, beginning November 2006.

Each payment of interest on the Class 2006-A4 Notes will include all interest accrued from and including the preceding Interest Payment Date -- or, for the first interest period, from and including the Issuance Date -- to and including the day preceding the current Interest Payment Date, plus any interest accrued but not previously paid.

The first deposit targeted to be made to the Interest Funding sub-Account for the Class 2006-A4 Notes will be on the June 12, 2006 Interest Deposit Date and in an amount equal to $5,601,388.89.

Expected Principal Payment Date:  May 10, 2011

Legal Maturity Date:  May 10, 2013

Monthly Principal Date:  For the month in which the Expected Principal Payment Date occurs, May 10, 2011, and for each other month, the 10th day of such month, or if such day is not a Business Day, the next following Business Day.

Required Subordinated Amount of Class B Notes:  $59,829,100.

Required Subordinated Amount of Class C Notes:  $79,772.100.

Controlled Accumulation Amount:  $83,333,333.

Form of Notes:  The Class 2006-A4 Notes will be issued as Global Notes. The Global Notes will initially be registered in the name of Cede & Co., as nominee of The Depository Trust Company, and will be exchangeable for individual Notes only in accordance with the provisions of Section 204(c).

Additional Issuances of Class 2006-A4 Notes:  The Issuer may at any time and from time to time issue additional Class 2006-A4 Notes, subject to the satisfaction of (i) the conditions precedent set forth in Section 311(a) and (ii) the following conditions:

(a)       the Issuer has obtained written confirmation from each Rating Agency that there will be no Ratings Effect with respect to the then outstanding Class 2006-A4 Notes as a result of the issuance of such additional Class 2006-A4 Notes;

(b)      as of the date of issuance of the additional Class 2006-A4 Notes, all amounts due and owing to the Holders of the then outstanding Class 2006-A4 Notes have been paid and there is no Nominal Liquidation Amount Deficit with respect to the then outstanding Class 2006-A4 Notes;

(c)      the additional Class 2006-A4 Notes will be fungible with the original Class 2006-A4 Notes for federal income tax purposes;

(d)      if Holders of the then outstanding Class 2006-A4 Notes have the benefit of a Derivative Agreement, the Issuer will have obtained a Derivative Agreement for the benefit of the Holders of the additional Class 2006-A4 Notes; and

(e)      the ratio of the Controlled Accumulation Amount to the Initial Dollar Principal Amount of the Class 2006-A4 Notes, including the additional Class 2006-A4 Notes, will be equal to the ratio of the Controlled Accumulation Amount (before giving effect to the additional issuance) to the Initial Dollar Principal Amount of the Class 2006-A4 Notes, excluding the additional Class 2006-A4 Notes.

As of the date of issuance of additional Class 2006-A4 Notes, the Outstanding Dollar Principal Amount and Nominal Liquidation Amount of the Class 2006-A4 Notes will be increased to reflect the Initial Dollar Principal Amount of the additional Class 2006-A4 Notes.

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Any outstanding Class 2006-A4 Notes and any additional Class 2006-A4 Notes will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction.

Optional Redemption Provisions other than Section 1202 "Clean-Up Call":  None

Additional Early Redemption Events or changes to Early Redemption Events:  None

Additional Events of Default or changes to Events of Default:  None

Securities Exchange Listing:  Application will be made to list the Class 2006-A4 Notes on the Irish Stock Exchange.

3

The Class 2006-A4 Notes shall have such other terms as are set forth in the form of Note attached hereto as Exhibit A. Pursuant to Section 202, the form of Note attached hereto has been approved by the Issuer.

CITIBANK CREDIT CARD ISSUANCE TRUST
By Citibank (South Dakota), National Association, as Managing Beneficiary

/s/	Douglas C. Morrison
Douglas C. Morrison Vice President

Dated: May 3, 2006

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Citiseries

Class 2006-A4 Notes

Reference is made to (i) the resolutions adopted by the Board of Directors of Citibank (South Dakota), National Association ("Citibank (South Dakota)") on April 26, 2000, as amended on September 25, 2001 and (ii) the resolutions adopted by the Board of Directors of Citibank (Nevada), National Association ("Citibank (Nevada)") on April 25, 2000, as amended on October 23, 2001. The resolutions authorize Citibank (South Dakota) and Citibank (Nevada), respectively, from time to time to issue and sell, or to arrange for or participate in the issuance and sale of, one or more series and/or classes of pass-through certificates, participation certificates, commercial paper, notes or other securities representing ownership interests in, or backed by, pools of credit card receivables or interests therein ("Receivables") in an aggregate principal amount such that up to $100,000,000,000 of such certificates, commercial paper, notes or securities are outstanding at any one time and to sell, transfer, convey or assign Receivables to trusts or other special purpose entities in connection therewith on such terms as to be determined by a Pricing and Loan Committee (the "Pricing and Loan Committee") of the respective institution.

Each of the undersigned, a duly authorized member of the Citibank (South Dakota) and Citibank (Nevada) Pricing and Loan Committees, respectively, on behalf of such Pricing and Loan Committee, does hereby certify that the terms of the tranche of Notes set forth in and to be created by the preceding Issuer Certificate and the increase in the Invested Amount of the Collateral Certificate resulting from the issuance of such Notes have been approved by such Pricing and Loan Committee. In addition, the following underwriting/selling agent terms with respect to this tranche of Notes have been approved by such Pricing and Loan Committee:

Issue Price: 99.894%

Underwriting Commission: 0.250%

Proceeds to Issuer: 99.644%

Representative of the Underwriters: Citigroup Global Markets Inc.

The preceding Issuer Certificate and this certification of Pricing and Loan Committee approval shall be, continuously from the time of their execution, official records of Citibank (South Dakota) and Citibank (Nevada), respectively.

/s/ Douglas C. Morrison         /s/ Robert D. Clark
Douglas C. Morrison                                                                      Robert D. Clark
Member of the Pricing and Loan Committee                                                                                       Member of the Pricing and Loan Committee
Citibank (South Dakota), National Association                                                                                 Citibank (Nevada), National Association

Dated: May 3, 2006

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Exhibit A

FORM OF

CITISERIES

5.45% CLASS 2006-A4 NOTES OF MAY 2011
(Legal Maturity Date May 2013)

$___,000,000                                                                                                                    REGISTERED
CUSIP No. 17305E DF 9                                                                                                           No. R-__

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CITIBANK CREDIT CARD ISSUANCE TRUST

CITISERIES

5.45% CLASS 2006-A4 NOTES OF MAY 2011
(Legal Maturity Date May 2013)

CITIBANK CREDIT CARD ISSUANCE TRUST, a trust formed and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal amount of _____ HUNDRED MILLION DOLLARS ($___,000,000). The Expected Principal Payment Date for this Note is May 10, 2011. The Legal Maturity Date for this Note is May 10, 2013.

The Issuer hereby promises to pay interest on this Note at the rate of 5.45% per annum on the 10th day of each May and November, beginning November 2006, until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture.

Interest will accrue on the principal amount of this Note outstanding on the preceding Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date), or with respect to the first Interest Payment Date, the initial principal amount of this Note. Interest will accrue from May 3, 2006 and be computed on the basis of a 360-day year of twelve 30-day months.

If any Interest Payment Date or Principal Payment Date of this Note falls on a day that is not a Business Day, the required payment of interest or principal will be made on the following Business Day.

This Note is one of the Citiseries, Class 2006-A4 Notes issued pursuant to the Indenture, dated as of September 26, 2000 (as amended and otherwise modified from time to time, the "Indenture") between the Issuer and Deutsche Bank Trust Company Americas, as Trustee. For purposes of this Note, the term "Indenture" includes any supplemental indenture or Issuer Certificate relating to the Citiseries, Class 2006-A4 Notes. This Note is subject to all of the terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture will have the meanings assigned to them therein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, is deemed to have consented to such amendments to the Pooling and Servicing Agreement and other operative documents as are necessary to permit the Sellers to retain sale treatment for accounting purposes of the transfer of assets to the Master Trust, in accordance with the provisions of Financial Accounting Standards Board SFAS No. 140.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer.

CITIBANK CREDIT CARD ISSUANCE TRUST
By:	CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, as Managing Beneficiary of Citibank Credit Card Issuance Trust

By:
Douglas C. Morrison Vice President

Dated: May 3, 2006

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee under the Indenture
By:
Authorized Signatory

By:
Authorized Signatory

Dated: May 3, 2006

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Citiseries 5.45% Class 2006-A4 Notes of May 2011 (Legal Maturity Date May 2013) (herein called the "Notes"), all issued under an Indenture, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes.

This Note ranks pari passu with all other Class A Notes of the same series, as set forth in the Indenture. This Note is secured to the extent, and by the collateral, described in the Indenture.

The Issuer will pay interest on overdue interest as set forth in the Indenture to the extent lawful.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes, against the Issuer, the Issuer Trustee, the Banks, the Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder of this Note will be subject to Article V of the Indenture.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that this Note is intended to be debt of the Banks for federal, state and local income and franchise tax purposes, and agrees to treat this Note accordingly for all such purposes, unless otherwise required by a taxing authority.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Note, the Indenture or any Derivative Agreement.

This Note and the Indenture will be construed in accordance with and governed by the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Certain amendments may be made to the Indenture without the consent of the Holder of this Note. This Note must be surrendered for final payment of principal and interest.

                                    ASSIGNMENT

        Social Security or taxpayer I.D. or other identifying number of assignee:____________________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

        ___________________________________________________________________

        ___________________________________________________________________
                            (name and address of assignee)

        the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

        __________________________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

        Dated: __________________________            ___________________________*
                                                 Signature Guaranteed:

----------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

Exhibit 5.1

[Citigroup Inc. Letter Head]

May 3, 2006

Citibank (South Dakota), National Association
701 East 60th Street, North
Sioux Falls, South Dakota 57117

Citibank (Nevada), National Association
8725 West Sahara Avenue
Las Vegas, Nevada 89163

Ladies and Gentlemen:

I am the General Counsel, Finance and Capital Markets of Citigroup Inc. and, in such capacity, I have acted as counsel to Citibank (South Dakota), National Association ("Citibank (South Dakota)") and Citibank (Nevada), National Association ("Citibank (Nevada)"), in connection with the issuance and sale of $1,000,000,000 aggregate principal amount of Citiseries 5.45% Class 2006-A4 Notes of May 2011 (Legal Maturity Date May 2013) (the "Notes") by Citibank Credit Card Issuance Trust (the "Issuance Trust"). The Notes will be issued pursuant to an Indenture dated as of September 26, 2000 between the Issuance Trust and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, as amended by Amendment No. 1 thereto dated as of November 14, 2001 and an Issuer Certificate, dated as of May 3, 2006, relating to the Notes (the "Terms Document" and together, the "Indenture"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in or pursuant to the Indenture.

I, or attorneys under my supervision, have examined and relied upon the following: signed copies of the Indenture and the Registration Statement on Form S-3 (Registration No. 333-131355), as amended (the "Registration Statement"), for the registration of the Collateral Certificate and the Notes under the Securities Act of 1933, as amended (the "Act"); the prospectus dated April 21, 2006 and prospectus supplement dated April 26, 2006 relating to the Notes (together, the "Prospectus"); a specimen of the Notes, and originals, or copies certified or otherwise identified to my satisfaction, of such corporate records, certificates or documents as I have deemed appropriate as a basis for the opinion expressed below. In such examination, I (or such persons) have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me (or such persons) as originals, the conformity to original documents of all documents submitted to me (or such persons) as certified or photostatic copies and the authenticity of the originals of such copies.

Based upon and subject to the foregoing, I am of the opinion that when the Notes have been duly executed, authenticated and delivered in accordance with the Indenture, and sold in the manner described in the Prospectus, the Notes will be legally issued, fully paid, non-assessable

Citibank (South Dakota), National Association
Citibank (Nevada), National Association
May 3, 2006

and binding obligations of the Issuance Trust, and the holders of the Notes will be entitled to the benefits of the Indenture.

The foregoing opinion is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, regardless of whether such is considered in a proceeding in equity or at law.

I am admitted to the practice of law only in the State of New York and my opinion is limited to matters governed by the laws of the State of New York and Federal laws of the United States of America.

I consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K for incorporation into the Registration Statement and to the reference to my name in the Prospectus constituting a part of such Registration Statement under the heading "Legal Matters". In giving such consent, I do not thereby admit that I come within the category of persons whose consent is required under Section 7 of the Act, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,
/s/ Michael S. Zuckert
Michael S. Zuckert

2

Exhibit 8.1

May 3, 2006

Citibank Credit Card Issuance Trust
$1,000,000,000 5.45% Class 2006-A4 Notes
of May 2011
(Legal Maturity Date May 2013)
Citiseries
Ladies and Gentlemen:

We have acted as special Federal tax counsel for Citibank (South Dakota), National Association, and Citibank (Nevada), National Association, in connection with the issuance and sale of $1,000,000,000 aggregate initial principal amount of 5.45% Class 2006-A4 Notes of May 2011 (Legal Maturity Date May 2013) (the “Notes”) of the Citiseries. The Notes will be issued pursuant to the Indenture dated as of September 26, 2000 (as the same has been amended or supplemented, the “Indenture”), between Citibank Credit Card Issuance Trust, as issuer, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee, and the Issuer Certificate, dated as of May 3, 2006, relating to the Notes (the “Terms Document”). Capitalized terms not otherwise defined herein are used as defined in the Indenture and the Terms Document.

In that connection, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including (a) the Pooling and Servicing Agreement and the Series 2000 Supplement thereto, (b) the Indenture, (c) the Terms Document, (d) the Registration Statement on Form S-3 (Registration No. 333-131355), as amended, for the registration of the Collateral Certificate and the Notes under the Securities Act, (e) the base prospectus dated April 21, 2006 (the “Base Prospectus”), and the prospectus supplement dated April 26, 2006 (the “Prospectus Supplement”), relating to the Notes (together, the “Prospectus”), and (f) a specimen of the Notes.

Based upon the foregoing, we hereby confirm that the statements set forth in the Prospectus under the heading “Tax Matters” accurately describe the material Federal income tax consequences to holders of the Notes, and we hereby adopt and confirm the opinions set forth therein.

We know that we are referred to under the headings “Prospectus Summary — Tax Status”, “Tax Matters — Tax Characterization of the Notes” and “Legal Matters” in the Prospectus, and we hereby consent to such use of our name therein and to the use of this opinion for filing as an exhibit to a Current Report on Form 8-K for incorporation into the Registration Statement.

Very truly yours,
/s/ Cravath, Swaine & Moore LLP

Citibank (South Dakota), National Association
701 East 60th Street, North
Sioux Falls, SD 57117

Citibank (Nevada), National Association
8725 West Sahara Avenue
Las Vegas, NV 89163

O

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